                             HAWAIIAN AIRLINES, INC.

                                 SEPTEMBER 2004

                              FINANCIAL INFORMATION

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)

(Actual amounts in thousands)                           ONE MONTH ENDED       NINE MONTHS ENDED
                                                          SEPTEMBER 30,         SEPTEMBER 30,
                                                       -----------------      -----------------
                                                             2004                   2004
                                                       -----------------      -----------------

OPERATING REVENUES:
  Passenger ......................................     $          50,607      $         533,603
  Charter ........................................                   331                  4,259
  Cargo ..........................................                 2,598                 22,949
  Other ..........................................                 2,151                 19,655
                                                       -----------------      -----------------
    Total ........................................                55,687                580,466
                                                       -----------------      -----------------

OPERATING EXPENSES:
  Wages and benefits .............................                18,250                173,026
  Aircraft fuel, including taxes and oil .........                11,376                 95,735
  Maintenance materials and repairs ..............                 4,683                 38,144
  Aircraft rent ..................................                 8,888                 79,982
  Other rental and landing fees ..................                 1,894                 18,264
  Sales commissions ..............................                   533                  3,606
  Depreciation and amortization ..................                 1,117                  6,001
  Other ..........................................                10,925                 98,720
                                                       -----------------      -----------------
    Total ........................................                57,666                513,478
                                                       -----------------      -----------------

OPERATING INCOME (LOSS) ..........................                (1,979)                66,988
                                                       -----------------      -----------------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net ......................              (112,967)              (122,251)
  Interest and amortization of debt expense ......                   (18)                  (162)
  Gain (loss) on disposition of equipment ........                  --                      (37)
  Other, net .....................................                   130                    193
                                                       -----------------      -----------------
    Total ........................................              (112,855)              (122,257)
                                                       -----------------      -----------------

NET LOSS BEFORE TAXES ............................              (114,834)               (55,269)

INCOME TAXES:
  Income tax benefit (expense) ...................                 1,011                (24,672)
                                                       -----------------      -----------------

NET (LOSS) .......................................     $        (113,823)     $         (79,941)
                                                       =================      =================

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                                           SEPTEMBER 30,
                                                                            2004
                                                                      -----------------

ASSETS
Current Assets:
  Cash and cash equivalents ....................................      $         114,483
  Restricted cash ..............................................                 63,669
  Accounts receivable ..........................................                 41,457
  Inventories ..................................................                  7,547
  Prepaid expenses and other ...................................                 30,675
                                                                      -----------------
    Total current assets .......................................                257,831
                                                                      -----------------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation ........                 48,213
  Reorganization value in excess of identifiable assets ........                 28,320
  Other assets .................................................                 35,114
                                                                      -----------------
    Total noncurrent assets ....................................                111,647
                                                                      -----------------

        Total Assets ...........................................      $         369,478
                                                                      =================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt ............................      $              12
  Current capital lease obligation .............................                     98
  Accounts payable .............................................                 59,099
  Accrued liabilities ..........................................                 51,014
  Air traffic liability ........................................                141,948
                                                                      -----------------
    Total current liabilities ..................................                252,171
                                                                      -----------------

Noncurrent Liabilities:
  Long-term debt ...............................................                     36
  Other liabilities and deferred credits .......................                187,312
                                                                      -----------------
    Total noncurrent liabilities ...............................                187,348
                                                                      -----------------

    Total Liabilities ..........................................                439,519
                                                                      -----------------

Liabilities Subject to Compromise ..............................                216,211
                                                                      -----------------

Shareholders' Deficit:
  Common and special preferred stock ...........................                    278
  Capital in excess of par value ...............................                 60,084
  Notes receivable from optionholders ..........................                    (69)
  Minimum pension liability adjustment .........................               (112,255)
  Unrealized gain/(loss) on hedge instruments ..................                  1,429
  Accumulated deficit ..........................................               (235,719)
                                                                      -----------------
    Shareholders' Deficit ......................................               (286,252)
                                                                      -----------------

        Total Liabilities and Shareholders' Deficit ............      $         369,478
                                                                      =================

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

(Actual amounts in thousands)

                                                                                 ONE MONTH             NINE MONTHS
                                                                                    ENDED                  ENDED
                                                                                SEPTEMBER 30,          SEPTEMBER 30,
                                                                                    2004                   2004
                                                                               ---------------       ---------------

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss ..........................................................      $      (113,823)      $       (79,941)

      Adjustments to reconcile net loss to net cash provided by (used in)
       operating activities before reorganization activities:
          Reorganization items, net .....................................              112,967               122,251
          Depreciation ..................................................                1,085                 5,686
          Amortization ..................................................                   32                   315
          Net periodic postretirement benefit cost ......................                  374                 3,366
          Loss on disposition of property and equipment .................                 --                      37
          Decrease (increase) in restricted cash ........................                  183               (10,903)
          Increase in accounts receivable ...............................               (1,306)               (4,555)
          Decrease in inventory .........................................                  668                 2,005
          Increase in prepaid expenses and other ........................               (4,633)               (8,572)
          Increase (decrease) in accounts payable .......................               (7,164)                4,946
          Increase in air traffic liability .............................                6,233                41,775
          Decrease in accrued liabilities ...............................              (10,300)               (6,573)
          Other, net ....................................................              (11,527)              (23,777)
                                                                               ---------------       ---------------

             Net cash provided by (used in) operating activities
              before reorganization activities ..........................              (27,211)               46,060
                                                                               ---------------       ---------------

      Reorganization activities:
          Professional fees paid ........................................               (2,502)              (13,839)
          Interest on accumulated cash balances .........................                  176                 1,920
                                                                               ---------------       ---------------
             Net cash used by reorganization activities .................               (2,326)              (11,919)
                                                                               ---------------       ---------------

             Net cash provided by (used in) operating activities ........              (29,537)               34,141
                                                                               ---------------       ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment ...............................                  682                (8,066)
                                                                               ---------------       ---------------
             Net cash provided by (used in) investing activities ........                  682                (8,066)
                                                                               ---------------       ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from optionholders notes receivable ......................                  (20)                1,491
      Proceeds from issuance of debt ....................................                 --                      52
      Repayment of debt .................................................                   (4)                  (31)
      Principal payments under capital lease obligation .................                 (101)                 (832)
                                                                               ---------------       ---------------
             Net cash provided by (used in) financing activities ........                 (125)                  680
                                                                               ---------------       ---------------

             Net increase (decrease) in cash and cash equivalents .......              (28,980)               26,755
                                                                               ---------------       ---------------

Cash and Cash Equivalents - Beginning of Period .........................              143,463                87,728
                                                                               ---------------       ---------------

Cash and Cash Equivalents - End of Period ...............................      $       114,483       $       114,483
                                                                               ===============       ===============

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)

(Unaudited)

                                                SEPTEMBER
                                                  2004
                                            -----------------

SCHEDULED  TOTAL

                        PAX                          415,946
                        RPMS                     504,425,766
                        ASMS                     574,747,003
                        LF                             87.8%

CHARTER
                        PAX                              898
                        RPMS                       2,344,226
                        ASMS                       4,116,816
                        LF                             56.9%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                              416,844
                RPMS (000)                           506,770
                ASMS (000)                           578,864
                CARGO/MAIL TON MI                  7,325,487
                LOAD FACTOR (%)                        87.5%